OPPENHEIMER BOND FUND
                  Supplement dated July 1, 1998 to the
                    Prospectus dated April 27, 1998

This Supplement to the Prospectus replaces the Supplement dated May 15, 1998 and changes the Prospectus as follows:

1. Footnote number 1 under the table entitled "Shareholder Transaction Expenses" on page 3 is modified to read as follows:

      (1) If you invest $1 million or more ($500,000 or more for purchases "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" on page 33) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares. See "How to Buy Shares -- Buying Class A Shares," below.

2. The third sentence of the paragraph entitled "Who Manages the Fund?" on page 6 is modified to read as follows:

      The Fund's portfolio managers, who are primarily responsible for the selection of the Fund's securities, are David P. Negri (since July 1995) and John S. Kowalik (since July 1998).

3. The paragraph entitled "Portfolio Managers" on page 23 is modified to read as follows:

     The Portfolio Managers of the Fund are David P. Negri and John S. Kowalik. They are the individuals principally responsible for the day-to-day management of the Fund's portfolio. Mr. Negri is a Senior Vice President of the Manager and has been a portfolio manager of the Fund since July 10, 1995. Mr. Kowalik became a Senior Vice President of the Manager in June 1998 and co-portfolio manager of the Fund effective July 1, 1998. Previously, Mr. Kowalik was Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989 - June 1998). Messrs. Negri and Kowalik serve as officers of other Oppenheimer funds.

4. The second sentence of the paragraph entitled "Class A Shares" in the section entitled "How to Buy Shares-Classes of Shares" on page 28 is modified to read as follows:

      If you purchase Class A shares as part of an investment of at least $1 million (up to $500,000 for purchases for Retirement Plans) in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge, described below.
                                                                  [over]



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5. The first  sub-paragraph of the section entitled "Buying Class A Shares-Class
A Contingent Deferred Sales Charge" on page 33 is modified to read as follows:

            o Purchases by a Retirement Plan qualified under section 401(a) or 401(k) of the Internal Revenue Code if the Retirement Plan has total plan assets of $500,000 or more;

6. The first and second sentences of the third paragraph of the section entitled "Buying Class A Shares-Class A Contingent Deferred Sales Charge" on page 33 are modified to read as follows:

            If you redeem any Class A shares subject to the contingent deferred sales charge described above within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge (called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. (A different holding period may apply to shares purchased prior to June 1, 1998.)

7. The second sentence of the last paragraph of the section entitled "Buying Class A Shares- Class A Contingent Deferred Sales Charge" on page 34 is modified to read as follows:

      However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the contingent deferred sales charge will apply. (A different holding period may apply to shares purchased prior to June 1, 1998.)

8. The paragraph entitled "Special Arrangements With Dealers" on page 34 is hereby deleted.

9. The following sub-paragraphs under the heading "Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions" of the section entitled "Waivers of Class A Sales Charges" on page 37 are deleted:

            o if, at the time of purchase of shares (prior to May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase);

            o if, at the time of purchase of shares (on or after May 1, 1997) the dealer agreed in writing to accept the dealer's portion of the sales commission in installments of 1/12th of the commission per month (and no further commission will be payable if the shares are redeemed within 12 months of purchase);


July 1, 1998                                                  PS0285.011



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                             OPPENHEIMER BOND FUND
                     Supplement dated July 1, 1998 to the
           Statement of Additional Information dated April 27, 1998

The Supplement to the Statement of Additional Information dated May 15, 1998 is replaced with this Supplement and the Statement of Additional Information is changed as follows:

1. The following biographies are added on page 25 above the biography for George
Bowen:

      David P. Negri, Vice President and Portfolio Manager; Age 44
      Senior Vice President of the Manager (since May 1989); an officer of other Oppenheimer funds.

      John S. Kowalik, Vice President and Portfolio Manager; Age 41
      Senior Vice President of the Manager (since June 1998); an officer of other Oppenheimer funds; previously, Mr. Kowalik was Managing Director and Senior Portfolio Manager at Prudential Global Advisors (1989 - June 1998).

2. The first and second sentences of the second paragraph under the heading "The Manager and Its Affiliates" are modified to read as follows:

     The Portfolio Managers of the Fund are David P. Negri and John S. Kowalik, who are principally responsible for the day-to-day management of the Fund's portfolio. Messrs. Negri and Kowalik's backgrounds are described in the Prospectus under "Portfolio Manager."

2. The second sentence of the fourth paragraph in the section entitled "How To Exchange Shares" on page 51 is revised to read as follows:

      However, if you redeem Class A shares of the Fund that were acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge within 18 months of the end of the calendar month of the purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). (A different holding period may apply to shares purchased prior to June 1, 1998.)










July 1, 1998                                                        PX0285.006


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